UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 15, 2010
Date of Report (Date of earliest event reported)

FIRST BANKS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI	0-20632	43-1175538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 North Meramec, Clayton, Missouri	63105
(Address of principal executive offices)	(Zip code)

(314) 854-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Banks, Inc.

Table of Contents

		Page

Item 8.01	Other Events	1

Item 9.01	Financial Statements and Exhibits	1

Signature		2

Item 8.01	Other Events.

First Banks, Inc. (“First Banks” or the “Company”), the holder of 100% of the outstanding common stock of First Preferred Capital Trust IV (the “Trust”) issued a press release on October 15, 2010, announcing that it will solicit consents from the holders of the 8.15% cumulative trust preferred securities of the Trust (the “Trust Preferred Securities”) (CUSIP No. 33610A209).  The Company is seeking consents (the “Consent Solicitation”) to amend: (a) the Indenture, dated April 1, 2003 (the “Indenture”), relating to the 8.15% Subordinated Debentures due 2033 issued by the Company to the Trust (the “Debentures”); (b) the Amended and Restated Trust Agreement, dated April 1, 2003, relating to the Trust (the “Trust Agreement”); and (c) the Preferred Securities Guarantee, dated April 1, 2003 (the “Guarantee Agreement”), relating to the Trust Preferred Securities.  This action is subject to approval of the holders of record (as of October 12, 2010) of a majority in aggregate liquidation amount of the outstanding Trust Preferred Securities.

First Banks is soliciting the consents to the Indenture, Trust Agreement and Guarantee Agreement in order to increase its capital planning flexibility under the terms of those documents and the provisions of the indentures, guarantee agreements and trust agreements relating to its other tranches of trust preferred securities.  The proposed amendments would provide an opportunity for the Company to improve its capital position and decrease its level of indebtedness during a period in which it is deferring interest payments in accordance with the terms of the Indenture.

The terms and conditions of the Consent Solicitation are described in the Consent Solicitation Statement, dated October 15, 2010, attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.  A copy of the press release described above is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit
Number	Description

99.1
Consent Solicitation Statement, dated October 15, 2010, for the solicitation of consents to proposed amendments to: (a) the Indenture, dated April 1, 2003, relating to the Company’s 8.15% Subordinated Debentures due 2033; (b) the Amended and Restated Trust Agreement, dated April 1, 2003, relating to First Preferred Capital Trust IV; and (c) the Preferred Securities Guarantee, dated April 1, 2003, relating to the 8.15% cumulative trust preferred securities of First Preferred Capital Trust IV – filed herewith.

99.2	Press Release issued on October 15, 2010 – filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANKS, INC.

Date: October 18, 2010	By:	/s/	Terrance M. McCarthy
Terrance M. McCarthy
President and Chief Executive Officer

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